Exhibit 32.2

      CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 USC 1350
                 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Yam-Hin (Jim) Tan., Chief Financial Officer of Avenue Group, Inc. (the "Company"), certify that to the best of my knowledge, based upon a review of the annual report on Form 10KSB for the period ended December 31, 2004 of the Company (the "Report"):

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2005

                                                BY: /s/ Yam-Hin (Jim) Tan
                                                    -----------------------
                                                    Yam-Hin (Jim) Tan
                                                    Chief Financial Officer